Exhibit 10.3
CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

SUPPLEMENTAL AGREEMENT NO. 37

to

PURCHASE AGREEMENT NO. PA-03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Relating to

Boeing Models 737-8 and 737-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 37 to the Purchase Agreement (as defined below) (Supplemental Agreement No. 37), entered into as of the date below, is made by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and AIR LEASE CORPORATION, a Delaware corporation (Customer). Boeing and Customer are referenced herein each as a Party and together as the Parties. This Supplemental Agreement No. 37 is an amendment to and is incorporated into the Purchase Agreement. All defined terms used but not defined in this Supplemental Agreement No. 37 will have the same meaning as in the Purchase Agreement.
WHEREAS, Boeing and Customer entered into Purchase Agreement No. PA-03791 dated as of July 3, 2012 (as amended and supplemented, Purchase Agreement) relating to the purchase and sale of Boeing models 737-8 and 737-9 aircraft (Aircraft);
    WHEREAS, Customer [*];
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.Table of Contents.
The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 37 and incorporated into the Purchase Agreement by this reference. The

HAZ-PA-03791	1	SA-37
BOEING PROPRIETARY

new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 37.
2.Tables.
2.1    Table 1K, entitled “737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payment,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1K, entitled “737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payment,” provided as Enclosure 2 to this Supplement Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1K reflects [*].
2.2    Table 1L, entitled “737-9 Block L [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1L, entitled “737-9 Block L [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 3 to this Supplement Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1L reflects [*].

3.Miscellaneous.
3.1The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
3.2This Supplemental Agreement No. 37 will become effective upon execution and receipt by both Parties on or before September 30, 2025; if this Supplemental Agreement No. 37 is not executed by such date, then this Supplemental Agreement No. 37 will be null and void and have no force or effect.

AGREED AND ACCEPTED this

September 19, 2025
Date

THE BOEING COMPANY	AIR LEASE CORPORATION

/s/ Matthew Cram	/s/ Grant Levy
Signature	Signature

Matthew Cram	Grant Levy
Printed name	Printed name

Attorney-in-Fact	Executive Vice President
Title	Title

HAZ-PA-03791	2	SA-37
BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-35
1B	737-9 Block B Aircraft Information Table [*]	SA-35
1C	737-8 Block C Aircraft Information Table [*]	SA-35
1D	737-8 Block D Aircraft Information Table [*]	SA-35
1E	737-8 Block E Aircraft Information Table [*]	SA-35
~~1F~~	~~737-7 Block F Aircraft Information Table [*]~~ 	SA-24
1G	737-8 Block G Aircraft Information Table [*]	SA-35
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-35
~~1H2~~	~~737-8 Block H2 Aircraft Information Table [*]~~ 	SA-29
~~1H3~~	~~737-8 Block H3 Aircraft Information Table [*]~~ 	SA-29
~~1H4~~	~~737-8 Block H4 Aircraft Information Table [*]~~ 	SA-29
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-35
1H6	737-8 Block H6 Aircraft Information Table [*]	SA-36
1I	737-8 Block I Aircraft Information Table [*]	SA-27
1J	737-8 Block J Aircraft Information Table [*]	SA-32
1K	737-8 Block K Aircraft Information Table [*]	SA-37
1L	737-9 Block L Aircraft Information Table [*]	SA-37
1M	737-8 Block M Aircraft Information Table [*]	SA-34
1N	737-8 Block N Aircraft Information Table [*]	SA-36

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A1-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A1-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-27
A3	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-16
A3-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A6-1	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-35
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

HAZ-PA-03791	i	SA-37
BOEING PROPRIETARY

Enclosure 1

A7-1	HAZ/[*] 737-8 Aircraft Configuration [*] (Block J)	SA-28
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A8-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 Baseline Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 Baseline Aircraft Configuration [*]	SA-21
A17	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A18	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A19	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A20	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A21	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A21-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A21-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A21-3	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A22	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-25
A22-1	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-28
A23	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-26
A24	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-31
A24-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A24-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A24-3	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A25	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A26	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A26-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A26-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A27	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A28	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A28-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A28-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A29	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A29-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A29-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A30	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A30-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A30-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A31	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A32	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35

HAZ-PA-03791	ii	SA-37
BOEING PROPRIETARY

Enclosure 1

A33	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A34	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-36
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1R2	BFE Variables	SA-36
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R14	Advance Payment Matters	SA-36
LA-1208079R4	[*]	SA-35
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	~~Reconfirmation Aircraft~~	SA-4
LA-1208090R17	Special Matters for 737-8 and 737-9 Aircraft	SA-36
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	~~[*]~~	SA-4
LA-1209052	[*]
~~LA-1300032~~	~~[*]~~	SA-4
~~LA-1400773~~	~~[*]~~	SA-4
~~LA-1401489~~	~~[*]~~	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
~~LA-1701714~~	~~Special Matters for 737-7 Aircraft~~ 	SA-24
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016R1	[*]	SA-31
LA-1805303	[*]	SA-18
LA-2003489	[*]	SA-26

HAZ-PA-03791	iii	SA-37
BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.
LA-2100098	Miscellaneous Matters – Block I Aircraft	SA-27
LA-2101360	Miscellaneous Matters – Block J Aircraft	SA-28
LA-2302334	[*]	SA-34
LA-2501278	[*]	SA-36

HAZ-PA-03791	iv	SA-37
BOEING PROPRIETARY

Table 1K to	Enclosure 2
Purchase Agreement No. PA-03791 737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	159,400 pounds		Detail Specification:		D019A008-Y (12/18/2020)
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 118056-1F.txt	Boeing Proprietary	SA-37 Page 1

Table 1K to	Enclosure 2
Purchase Agreement No. PA-03791 737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payments

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	30

HAZ-PA-03791 118056-1F.txt	Boeing Proprietary	SA-37 Page 2

Table 1L to	Enclosure 3
Purchase Agreement No. PA-03791 737-9 Block L [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	168,200 pounds		Detail Specification:		D019A008-Y (12/18/2020)
Engine Model/Thrust:			CFMLEAP-1B28	27,900 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
Total:	1

HAZ-PA-03791 118057-1F.txt	Boeing Proprietary	SA-37 Page 1